                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     In connection with the shareholder report of American Century  Quantitative
Equity  Funds,  Inc.  (the  "Registrant")  on Form N-CSR for the  period  ending
December 31, 2007 (the  "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 29, 2008

                                           /s/ Jonathan S. Thomas
                                           -------------------------------------
                                           Jonathan S. Thomas
                                           President
                                           (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)